UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
March 30, 2001

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ARBITRON INC.
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

142 West 57th Street New York, New York		10019-3300
(Address of Principal Executive Offices)		(Zip Code)

(212) 887-1300
(Company’s Telephone Number, Including Area Code)

Ceridian Corporation
(Former Name or Former Address, If Changed Since Last Report)

                    Arbitron Inc., formerly known as Ceridian Corporation (the “Registrant”), submits the following information:

Item 2.  Acquisition or Disposition of Assets

          On July 18, 2000, the Board of Directors of the Registrant approved in principle and announced a plan to distribute to the holders of common stock of the Registrant (the “Distribution”) all of the common stock of the Registrant’s subsidiary, New Ceridian Corporation (“New Ceridian”).  On February 14, 2001, the Registrant’s Board of Directors formally approved the Distribution and declared a dividend payable on March 30, 2001 to each holder of record of the Registrant’s common stock at the close of business on March 16, 2001 (the “Record Date”) of one share of New Ceridian common stock for each share of the Registrant’s common stock held by such holder at the close of business on the Record Date.  Prior to the Distribution, the Registrant contributed to New Ceridian substantially all of the assets, liabilities and operations of its human resource services business and the capital stock of its human resource services and Comdata subsidiaries.  Certificates representing shares of New Ceridian common stock were mailed to stockholders of the Registrant on or about March 30, 2001.  The Registrant received a ruling from the Internal Revenue Service to the effect that the Distribution will be tax-free to the Registrant and its stockholders.

          As a result of the Distribution, the Registrant has separated into two independent publicly traded companies (i) New Ceridian Corporation, consisting of the human resource services business and human resource services and Comdata subsidiaries and (ii) Arbitron Inc., consisting of the media information business and subsidiaries.  In connection with the Distribution, the Registrant changed its name from “Ceridian Corporation” to “Arbitron Inc.” and effected a one-for-five reverse split of the Registrant’s common stock.  The Registrant’s common stock continues to trade on The New York Stock Exchange but the symbol under which it trades has been changed from “CEN” to “ARB.”

          Notwithstanding the legal form of the Distribution, whereby the Registrant spun-off New Ceridian, for accounting purposes the transaction is accounted for as if the Registrant was spun-off from New Ceridian.

          The Registrant and New Ceridian entered into certain agreements intended to facilitate the separation of the human resource services business and human resource services and Comdata subsidiaries from the media information business and to facilitate the operations of the Registrant and New Ceridian as separate companies.  Copies of these agreements are filed as Exhibits 99.2 to 99.7 to this Form 8-K and are incorporated herein by reference.

          Attached hereto as Exhibit 99.1 is the Information Statement dated as of March 2, 2001 (the “Information Statement”) which the Registrant sent to each of the record holders of its common stock as of the close of business on the Record Date.  The Information Statement contains additional information regarding the Distribution and the Registrant.  All of the information included in the following sections of the Information Statement is incorporated herein by reference:

          Summary
          Risk Factors
          Cautionary Statement as to Forward-Looking Statements
          The Spin-Off
          Relationship Between New Ceridian and Arbitron After the Spin-Off
          Financing Arrangements for Arbitron
          Capitalization of Arbitron
          Dividend Policy of Arbitron
          Selected Historical Combined Financial Data of Arbitron
          Unaudited Pro Forma Combined Financial Information of Arbitron
          Management’s Discussion and Analysis of Financial Condition and Results of Operations of Arbitron
          Business of Arbitron
          Management of Arbitron
          Arbitron Related Party Relationships and Transactions
          Arbitron Stock Ownership Information
          Description of Arbitron Capital Stock
          Arbitron Inc. Combined Financial Statements (pages F-51 to F-84 inclusive)

Item 7. Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired.

                    None.

          (b) Pro Forma Financial Information.

          The information included in the section of the Information Statement entitled “Unaudited Pro Forma Combined Financial Information of Arbitron” is incorporated herein by reference.  Readers should note that notwithstanding the legal form of the Distribution described above, whereby the Registrant has “spun-off” New Ceridian, because of the relative significance of the business of New Ceridian to the Registrant, New Ceridian is being treated as the “accounting successor” to the original Ceridian Corporation for financial reporting purposes.  The pro forma financial statements incorporated herein by reference relate to the ongoing media information business of the Registrant after the Distribution.

          (c) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Information Statement dated as of March 2, 2001
99.2	Distribution Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).
99.3	Amendment No. 1 to Distribution Agreement, dated as of March 30, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).

99.4	Personnel Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).
99.5	Tax Matters Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).
99.6	Transition Services Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).
99.7	Sublease Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBITRON INC.
By:	/s/ Dolores L. Cody
Dolores L. Cody
Executive Vice President, Chief Legal Officer
and Secretary

Dated:  March 30, 2001

ARBITRON INC.
FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1 (1)	Information Statement dated as of March 2, 2001
99.2 (2)	Distribution Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).
99.3	Amendment No. 1 to Distribution Agreement, dated as of March 30, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).

99.4 (3)	Personnel Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).
99.5 (4)	Tax Matters Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).
99.6 (5)	Transition Services Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).
99.7 (6)	Sublease Agreement, dated February 14, 2001, between the Registrant (formerly known as Ceridian Corporation) and Ceridian Corporation (formerly known as New Ceridian Corporation).

(1)      Incorporated by reference to Exhibit 99.1 to the Form 10/A of Ceridian Corporation (formerly known as New Ceridian Corporation) filed on February 20, 2001.

(2)      Incorporated by reference to Exhibit 10.1 to the Form 10/A of Ceridian Corporation (formerly known as New Ceridian Corporation) filed on February 20, 2001.

(3)      Incorporated by reference to Exhibit 10.2 to the Form 10/A of Ceridian Corporation (formerly known as New Ceridian Corporation) filed on February 20, 2001.

(4)      Incorporated by reference to Exhibit 10.3 to the Form 10/A of Ceridian Corporation (formerly known as New Ceridian Corporation) filed on February 20, 2001.

(5)      Incorporated by reference to Exhibit 10.4 to the Form 10/A of Ceridian Corporation (formerly known as New Ceridian Corporation) filed on February 20, 2001.

(6)      Incorporated by reference to Exhibit 10.5 to the Form 10/A of Ceridian Corporation (formerly known as New Ceridian Corporation) filed on February 20, 2001.